UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): September 22, 2011

WAVE SYSTEMS CORP.

 (Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note

This Amendment No. 1 is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K of Wave Systems Corp. (the “Company” or “Wave”), originally filed with the Securities and Exchange Commission on September 23, 2011, to include the financial statements and pro forma financial information required under Item 9.01 below.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited condensed consolidated financial statements of Safend, Ltd. as of and for the six and three months ended June 30, 2011, for the six and three months ended June 30, 2010 and as of and for the year ended December 31, 2010 are filed as Exhibit 99.1 to this report.

The audited consolidated financial statements of Safend, Ltd. as of December 31, 2010 and 2009 and for the years then ended are filed as Exhibit 99.2 to this report.

(b) Pro Forma Financial Information

The unaudited pro forma condensed, combined financial information as of, and for the six months ended June 30, 2011 and for the year ended December 31, 2010 is attached hereto as Exhibit 99.3.

(c) Exhibits

Consent of independent registered public accounting firm

Exhibit Number	Description

99.1

Unaudited condensed consolidated financial statements of Safend, Ltd. as of and for the six and three months ended June 30, 2011, for the six and three months ended June 30, 2010 and as of and for the year ended December 31, 2010

99.2	Audited consolidated financial statements of Safend, Ltd. as of December 31, 2010 and 2009 and for the years then ended

99.3	Unaudited pro forma condensed, combined financial information as of, and for the six months ended June 30, 2011 and for the year ended December 31, 2010

99.4	Consent of independent registered public accounting firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: October 31, 2011

EXHIBIT INDEX

Exhibit
Number	Description

99.1

Unaudited condensed consolidated financial statements of Safend, Ltd. as of and for the six and three months ended June 30, 2011, for the six and three months ended June 30, 2010 and as of and for the year ended December 31, 2010

99.2	Audited consolidated financial statements of Safend, Ltd. as of December 31, 2010 and 2009 and for the years then ended

99.3	Unaudited pro forma condensed, combined financial information as of, and for the six months ended June 30, 2011 and for the year ended December 31, 2010

99.4	Consent of independent registered public accounting firm